UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2025

SK Growth Opportunities Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41432	98-1643582
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

228 Park Avenue S #96693 New York, New York	10003
(Address of principal executive offices)	(Zip Code)

(917) 599-1622

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	SKGRU	The Nasdaq Stock Market LLC
Class A Ordinary Shares	SKGR	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	SKGRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Business Combination Agreement

As previously disclosed, on February 27, 2024, SK Growth Opportunities Corporation, an exempted company limited by shares incorporated under the laws of the Cayman Islands (the “Company”), Webull Corporation, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“Webull”), Feather Sound I Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly owned subsidiary of Webull (“Merger Sub I”), and Feather Sound II Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly owned subsidiary of Webull (“Merger Sub II”), entered into a business combination agreement (as amended by that certain Amendment to the Business Combination Agreement, dated December 5, 2024, and as may be further amended and modified from time to time in accordance with its terms, the “Business Combination Agreement”).

On March 31, 2025, the parties to the Business Combination Agreement entered into an Amendment No. 2 to Business Combination Agreement (“Amendment No. 2 to Business Combination Agreement”). Amendment No. 2 to Business Combination Agreement provides for, among other things, the extension of the deadline to consummate the transactions contemplated by the Business Combination Agreement from March 31, 2025 to April 15, 2025.

A copy of Amendment No. 2 to Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of Amendment No. 2 to Business Combination Agreement is qualified in its entirety by reference thereto.

Trust Agreement Amendment

On March 28, 2025, following the approval of the Trust Amendment Proposal (as defined below) at the Extension Meeting (as defined below), the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), entered into an amendment (the “Trust Amendment”) to the Investment Management Trust Agreement, dated June 23, 2022, as amended on December 27, 2023 and further amended on September 27, 2024, by and between the Company and Continental (the “Investment Management Trust Agreement”), to extend the date on which Continental must liquidate the trust account established in connection with the Company’s initial public offering (the “Trust Account”) if the Company has not completed its initial business combination, from March 31, 2025 to June 22, 2025, or such earlier date as the Company’s board of directors (the “Board”) may approve.

A copy of the Trust Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Trust Amendment is qualified in its entirety by reference thereto.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Merger Meeting

On March 30, 2025, the Company held an extraordinary general meeting of shareholders (the “Merger Meeting”), to (i) consider and vote upon a proposal (the “Business Combination Proposal”) to approve and authorize, by ordinary resolution, the Business Combination Agreement and the transactions contemplated therein, including the business combination whereby Merger Sub I will merge with and into the Company (the “First Merger”), with the Company surviving the First Merger as a wholly-owned subsidiary of Webull, and immediately thereafter and as part of the same overall transaction, the Company (as the surviving entity of the First Merger) will merge with and into Merger Sub II (the “Second Merger”), with Merger Sub II surviving the Second Merger as a wholly-owned subsidiary of Webull (collectively, the “Business Combination”); (ii) consider and vote upon a proposal (the “Merger Proposal”) to approve, by special resolution, the First Merger and the Plan of First Merger; (iii) to consider and vote upon three separate proposals (collectively, the “Advisory Organizational Documents Proposals”) to approve, on a non-binding advisory basis, by ordinary resolution, material differences between the Company’s amended and restated memorandum and articles of association (the “SKGR Memorandum and Articles of Association”) and the Fifth Amended and Restated Memorandum and Articles of Webull, which were presented separately in accordance with the Securities and Exchange Commission (the “SEC”) guidance to give shareholders the opportunity to present their separate views on important corporate governance provisions; and (iv) to consider and vote upon a proposal (the “Merger Meeting Adjournment Proposal”) to approve, by ordinary resolution, the adjournment of the extraordinary general meeting to a later date or dates, to, among other things, permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of one or more proposals at the extraordinary general meeting, each as more fully described in the definitive proxy statement filed by the Company with the SEC on March 10, 2025 (the “Merger Proxy Statement,” and together with the Extension Proxy Statement, the “Proxy Statements”). As there were sufficient votes to approve each of the Business Combination Proposal, the Merger Proposal, and the Advisory Organizational Documents Proposals (collectively, the “Proposals”), the Merger Meeting Adjournment Proposal was not presented to shareholders at the Merger Meeting.

Holders of 11,798,704 Ordinary Shares of the Company held of record as of March 6, 2025, the record date for the Merger Meeting, were present in person or by proxy, representing approximately 78.80% of the voting power of the Company’s Ordinary Shares as of the record date for the Merger Meeting, and constituting a quorum for the transaction of business.

The voting results for the Proposals were as follows:

The Business Combination Proposal

For	Against	Abstain	Broker Non-Vote
10,745,487	1,053,217	0	0

The Merger Proposal

For	Against	Abstain	Broker Non-Vote
10,745,487	1,053,217	0	0

The Advisory Organizational Documents Proposal

For	Against	Abstain	Broker Non-Vote
10,745,487	1,053,217	0	0

The Extension Meeting

On March 28, 2024, the Company, held an extraordinary general meeting of shareholders (the “Extension Meeting”), to (i) amend, by special resolution, the SKGR Memorandum and Articles of Association to extend the date by which the Company has to consummate a business combination from March 31, 2025 to June 22, 2025, or such earlier date as the Board may approve in accordance with the SKGR Memorandum and Articles of Association (such amendment, the “Articles Amendment” and such proposal, the “Extension Amendment Proposal”); (ii) amend the Investment Management Trust Agreement to extend the date on which Continental must liquidate the Trust Account if the Company has not completed its initial business combination, from March 31, 2025 to June 22, 2025, or such earlier date as the Board may approve (the “Trust Amendment Proposal”); and (iii) allow the adjournment of the Extension Meeting to a later date or dates, or indefinitely, if necessary: (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extension Meeting, there are insufficient Class A ordinary shares and Class B ordinary shares in the capital of the Company represented (either in person, virtually or by proxy) to constitute a quorum necessary to conduct business at the Extension Meeting or to approve the Extension Amendment Proposal and the Trust Amendment Proposal, or (ii) if the Board determines before the Extension Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal and the Trust Amendment Proposal (the “Extension Meeting Adjournment Proposal”), each as more fully described in the proxy statement filed by the Company with the Securities and Exchange Commission on March 12, 2025 (the “Extension Proxy Statement”). As there were sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal, the Extension Meeting Adjournment Proposal was not presented to shareholders at the Extension Meeting.

Holders of 11,997,678 Ordinary Shares of the Company held of record as of March 3, 2025, the record date for the Extension Meeting, were present in person or by proxy, representing approximately 80.13% of the voting power of the Company’s Ordinary Shares as of the record date for the Extension Meeting, and constituting a quorum for the transaction of business.

The voting results for the Extension Amendment Proposal and Trust Amendment Proposal were as follows:

The Extension Amendment Proposal

For	Against	Abstain	Broker Non-Vote
10,070,707	1,926,971	0	0

The Trust Amendment Proposal

For	Against	Abstain	Broker Non-Vote
10,070,707	1,926,971	0	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Amendment No. 2 to Business Combination Agreement, dated as of March 31, 2025, by and among Webull Corporation, Feather Sound I Inc., Feather Sound II Inc. and SK Growth Opportunities Corporation.
10.1	Amendment to the Investment Management Trust Agreement between SK Growth Opportunities Corporation and Continental Stock Transfer & Trust Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2025

SK GROWTH OPPORTUNITIES CORPORATION

By:	/s/ Derek Jensen
Name:	Derek Jensen
Title:	Chief Financial Officer

3